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                                                                   EXHIBIT 99.3

                                    FORM OF

                             LETTER OF TRANSMITTAL

   TO ACCOMPANY CERTIFICATE(S) REPRESENTING PAIRED SHARES OF COMMON STOCK OF

                          WYNDHAM INTERNATIONAL, INC.
                                      AND
                      PATRIOT AMERICAN HOSPITALITY, INC.
     AND CERTIFICATE(S) REPRESENTING SHARES OF SERIES A PREFERRED STOCK OF

                      PATRIOT AMERICAN HOSPITALITY, INC.

                 To: MACKENZIE PARTNERS, INC., EXCHANGE AGENT

                           By Mail or Hand Delivery:
                           MacKenzie Partners, Inc.
                               156 Fifth Avenue
                           New York, New York 10010

                       DO NOT SEND STOCK CERTIFICATES TO
       WYNDHAM INTERNATIONAL, INC. OR PATRIOT AMERICAN HOSPITALITY, INC.

                     For Information call: (800) 322-2885

 Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

             PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

  The undersigned hereby surrenders the certificate(s) delivered herewith which represent (1) shares of common stock of Wyndham International, Inc. and shares of common stock of Patriot American Hospitality, Inc., which shares are paired and trade together as a single unit (the "paired shares") and/or (2) shares of series A preferred stock of Patriot. The surrender of the paired shares and/or the series A preferred stock is being made pursuant to the Agreement and Plan of Merger which was approved by vote of the stockholders at the Annual Meeting of Stockholders held on June 29, 1999, for the purpose of receiving newly issued shares of Wyndham common stock in exchange for paired shares and/or shares of series A preferred stock.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
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                  ALL PERSONS MUST SIGN HERE AND, IF REQUIRED,
                           HAVE SIGNATURES GUARANTEED

   See Instructions 2(b) and 4 concerning the need for a signature guarantee on this Letter of Transmittal, and Instructions 2(a) and (d) concerning the need for a signature guarantee on stock certificates. A signature guarantee is not required if you do not complete Box A on page 3.

X                                        Signature(s) Guaranteed:

------------------------------------     -----------------------------------
Owner(s) Sign Here                       (Firm--Please Print or Type)


X

------------------------------------     -----------------------------------
Owner(s) Sign Here                       (Authorized Signature)


Date: ______________________________     -----------------------------------
                                         (Name--Please Print or Type)

   This Letter of Transmittal must be signed by the registered holder(s), exactly as the name(s) appear(s) on the paired share certificate(s) and/or series A preferred stock certificate(s), by the person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith, or by the authorized representative(s) of such person(s). If signed by an attorney, executor, administrator, guardian, trustee, officer of a corporation or other person acting in a fiduciary or representative capacity, set forth the full title and submit evidence of such person's authority to act. (Instruction 4).


                    DESCRIPTION OF PAIRED SHARE CERTIFICATES
                  AND/OR SERIES A PREFERRED STOCK CERTIFICATES
                               DELIVERED HEREWITH
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
                                                                       Paired Share Certificate(s) and/or Series A
          Name(s) and Address(es) of Registered Owner(s)             Preferred Stock Certificate(s) Delivered (Attach
    (Please correct any errors and see Boxes A and B on page 3)         additional signed schedule if necessary)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of Shares
                                                                                                   Represented by
                                                                             Certificate No(s).     Certificate(s)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

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-----------------------------------------------------------------------------------------------------------------------------
                                                                        Total Number of Shares
-----------------------------------------------------------------------------------------------------------------------------


  Unless otherwise indicated under Special Issuance and Payment Instructions (Box A), the certificates representing shares of Wyndham common stock to which the above is entitled will be issued in the name(s) of the registered holders(s) listed under Description of Paired Share Certificates and/or Series A Preferred Stock Certificates Delivered Herewith above. Unless otherwise indicated under Special Delivery Instructions (Box B), such certificate(s) will be forwarded to the address of record of the registered holder(s).

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 Box A: [_]                                Box B: [_]

        SPECIAL ISSUANCE AND                  SPECIAL DELIVERY INSTRUCTIONS
        PAYMENT INSTRUCTIONS
                                           This box should be completed only
 This box should be completed only         if the certificates representing
 if the certificate(s) representing        shares of Wyndham common stock is
 shares of Wyndham common stock is         to be issued to the registered
 to be issued in the name of               holder(s) but sent to an address
 someone other than the registered         other than that shown on page 2.
 holder(s), or if the name shown on        (Instruction 3).
 page 2 is to be corrected. In such
 cases, the certificate(s)
 representing paired shares and/or         Name(s): __________________________
 shares of series A preferred stock        ___________________________________
 must be properly assigned and the         ___________________________________
 signature(s) guaranteed                   Address:  _________________________
 (Instruction 2).                          ___________________________________
                                           ___________________________________
                                                                    (Zip Code)
 Name(s): __________________________
 ___________________________________
 ___________________________________
 Address:  _________________________
 ___________________________________
 ___________________________________
                          (Zip Code)


 Box C: [_]

                               LOST CERTIFICATES

 If you have lost your certificate(s) representing paired shares and/or shares of series A preferred stock, or if they have been stolen or destroyed, please check Box C. In this case, Wyndham and Patriot will require further information and assurances concerning lost, stolen or destroyed certificates and affidavits of loss, theft or destruction, indemnity bonds and guarantees as it may deem advisable, at your expense, before issuing a certificate representing shares of Wyndham common stock. Indemnity bonds generally require payment of a percentage of the market value of the shares of paired shares and/or shares of series A preferred stock represented by the lost certificate(s). (Instruction 6).


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                                 INSTRUCTIONS

  To complete this Letter of Transmittal properly, all persons must provide, in the box marked "Description of Paired Share Certificates and/or Series A Preferred Stock Certificates Delivered Herewith" on page 2, the certificate numbers and the number of paired shares and/or shares of series A preferred stock for the certificates being delivered with this Letter of Transmittal and must sign this Letter of Transmittal on page 2. In addition, Boxes A through C on page 3 of this Letter of Transmittal are provided for stockholders to exchange their certificates representing paired shares and/or shares of series A preferred stock. The following paragraphs briefly outline the use of those
Boxes:

  Box A: To be completed only if you are transferring your certificate representing shares of Wyndham common stock to someone else at this time or are correcting or changing the name to appear on your new certificate.

  Box B: To be completed only if you want your certificate representing shares of Wyndham common stock sent to an address other than that listed in the Box marked "Description of Paired Share Certificates and/or Series A Preferred Stock Certificates Delivered Herewith" on page 2 of this Letter of Transmittal.

  Box C: To be completed only if you have lost your paired shares and/or shares of series A preferred stock certificate(s) or if the certificate(s) have been stolen or destroyed.

  Leave blank any of the Boxes that do not apply to you. Also, if you do not complete Box A, you need not have your signature guaranteed on this Letter of Transmittal and you need not endorse your surrendered certificate(s). The instructions set forth below further explain how to complete this Letter of Transmittal and form a part of the terms and conditions of this Letter of Transmittal.

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES

  This Letter of Transmittal should be completed and signed by the record holder or holder(s) of the certificate(s) representing paired shares and/or shares of series A preferred stock listed above on this Letter of Transmittal (unless the listed certificate(s) have been transferred or assigned, in which case this Letter of Transmittal should be signed by the transferee or assignee). This Letter of Transmittal, together with the certificate(s) listed on this form, should be sent by mail or delivered by hand to one of the locations noted at the top of page 1. If you are completing Box A, the certificate(s) (or a stock power) should be properly endorsed, and the signatures thereon, and on this Letter of Transmittal, guaranteed. For your convenience a return envelope is enclosed. If you require additional information, please call MacKenzie Partners, Inc. at (800) 322-2885.

  The method of delivery of all documents is at the option and risk of the stockholder. It is suggested that if you mail these documents, such mail should be registered, return receipt requested and properly insured.

2. ISSUANCE OF NEW CERTIFICATE IN DIFFERENT NAMES

  If the certificate for shares of Wyndham common stock is to be issued in the same name as that of the record holder inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed. If the certificate(s) for shares of Wyndham common stock is to be issued in a name other than that of the record holder of the listed certificate(s) exactly as it appears thereon, please note the following:

    (a) Endorsement and Guarantee. The certificate(s) need not be endorsed or accompanied by stock powers, and signatures need not be guaranteed, UNLESS any certificate is to be registered in the name of a person other than the person in whose name the certificate(s) is registered. In such event, (1) if the person surrendering the certificate(s) is not the registered holder thereof, the certificate(s) must be properly endorsed or accompanied by properly executed stock powers and the signature(s) thereon must be guaranteed by a financial institution that is a member of the Stock Transfer Association approved medallion

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  program such as STAMP, SEMP or MSP or (2) if the person surrendering such certificate(s) is the registered holder thereof, the signature of such registered holder must be guaranteed as set forth in the preceding clause
  (1). In addition, the person surrendering such certificate(s) must surrender to the Exchange Agent the amount of any transfer or other taxes payable by reason of the delivery to a person other than the registered holder(s) of such certificate(s) surrendered or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

    (b) Transferee's Signature. The Letter of Transmittal must be signed by the person to whom the instrument is made, or by his agent, and should not be signed by the person transferring or assigning the shares. The signature of such transferee, assignee or agent must be guaranteed in accordance with Instruction 2(a).

    (c) Transfer Taxes. In the event that any transfer or other taxes become payable by reasons of the issuance of any certificate in a name other than that of the record holder of the surrendered certificate(s), the transferee or assignee must pay such tax to Wyndham or must establish to the satisfaction of Wyndham that such tax has been paid, as applicable, otherwise, Wyndham will withhold issuance of the certificate to such transferee or assignee.

    (d) Correction of, or Change in, Name. For a name correction, or for a change in name which does not involve a change of ownership, proceed as follows: For a correction in name, the listed certificate(s) should be endorsed, for example, "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed as described in Instruction 2(a). For a change in name by marriage, the surrendered certificate(s) should be endorsed, for example, "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed as described in Instruction 2(a).

3. SPECIAL DELIVERY INSTRUCTIONS

  Unless instructions to the contrary are given in Box B, the certificate representing shares of Wyndham common stock to be distributed upon exchange of the paired shares and/or shares of series A preferred stock surrendered with this Letter of Transmittal will be mailed either to the address shown in the Box headed "Description of Paired Share Certificates and/or Series A Preferred Stock Certificates Delivered Herewith" (if this Letter of Transmittal is signed by the person whose name appears in the Box) or to the address shown in Box A (if Box A is completed in accordance with Instruction 2).

4. SIGNATURES

  This Letter of Transmittal must be signed by (or on behalf of) the record holder(s) of the surrendered certificate(s) unless the surrendered certificate(s) have been transferred or assigned. In the case of joint tenants, both should sign. If different certificate(s) surrendered with this Letter of Transmittal are registered in different forms of the name of any person signing this Letter of Transmittal (e.g., John Doe, J. Doe, J.A. Doe), it will be necessary for the person either to sign this Letter of Transmittal in each way in which the certificate(s) are registered or to sign as many Letters of Transmittal as there are different forms of registration. If any surrendered certificate has been transferred or assigned, please follow Instruction 2.

5. SUPPORTING EVIDENCE

  In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation on behalf of the corporation, or other person in a fiduciary or representative capacity, the full title of such person should be given and documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary) should also be submitted. The documentary evidence of authority must be in a form satisfactory to Wyndham.

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6. LOST, STOLEN OR DESTROYED CERTIFICATES

  A holder of record of paired shares and/or shares of series A preferred stock whose stock certificate has been lost, stolen or destroyed should check Box C on page 3 of this Letter of Transmittal. The Exchange Agent will send the necessary documents to replace the certificate.

7. MISCELLANEOUS

  Wyndham is not under any duty to give notification of defects in any Letter of Transmittal and shall not incur any liability for failure to give such notification. Wyndham has the absolute right to reject any and all Letters of Transmittal not in proper form or to waive any irregularities in any Letter of Transmittal. Wyndham has the authority to cause the Exchange Agent to withhold the payment of dividends on shares of Wyndham common stock as to which unsurrendered paired shares and/or shares of series A preferred stock certificates remain outstanding.

8. ADDITIONAL COPIES

  Additional copies of this Letter of Transmittal may be obtained from the Exchange Agent.

9. WYNDHAM AND PATRIOT STOCKHOLDERS MUST COMPLETE THE APPROPRIATE BOXES ON THE PREVIOUS PAGES IN ORDER TO RECEIVE A CERTIFICATE REPRESENTING SHARES OF WYNDHAM COMMON STOCK IN EXCHANGE FOR PAIRED SHARES AND/OR SHARES OF SERIES A PREFERRED STOCK. IF YOU DO NOT COMPLETE BOX A OR B, WYNDHAM WILL DELIVER THE CERTIFICATE REPRESENTING SHARES OF WYNDHAM COMMON STOCK ACCORDING TO THE INFORMATION CONTAINED IN WYNDHAM'S AND PATRIOT'S STOCK TRANSFER BOOKS AS OF THE EFFECTIVE TIME.

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